Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

September 30, 2007

Supplemental Financial Information

September 30, 2007

Supplemental Financial Information

September 30, 2007

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 21 properties totaling 10,218 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

56

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

September 30, 2007

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Edward C. Coppola

Director

Kenneth Fisher

Director

Sir David M.C. Michels

Director

Supplemental Financial Information

September 30, 2007

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President — Asset Management

Jayson C. Cyr

Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

John F. Gray

Senior Vice President — Capital Projects

Paula C. Maggio

Senior Vice President, Secretary and General Counsel

Robert T. McAllister

Senior Vice President — Tax

Patricia A. Needham

Senior Vice President and Assistant Secretary

John K.T. Barrett

Vice President — Asset Management

Ryan M. Bowie

Vice President and Treasurer

Stephen M. Briggs

Vice President and Controller

D. Robert Britt

Vice President — Asset Management

Michael A. Dalton

Vice President — Design

Thomas G. Healy

Vice President — Asset Management

David R. Hogin

Vice President — Asset Management

Michael E. Nelson

Vice President — Asset Management

Janice J. Peterson

Vice President — Human Capital

Timothy J. Taylor

Vice President — Capital Projects

Supplemental Financial Information

September 30, 2007

Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Investment Research	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

RBC Capital Markets Corp.	Mike Salinsky	(216) 378-7627

Stifel Nicolaus	Rod Petrik	(410) 454-4131

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

September 30, 2007

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in millions, except per share information)

	Three Months Ended September 30, 2007
	Actual	Guidance
Results vs. Previous Guidance
North American same store Total RevPAR growth	9.8%	7.5% - 8.5%
North American same store RevPAR growth	9.3%	8.5% - 9.5%

Total North American Total RevPAR growth	8.8%	7.0% - 8.0%
Total North American RevPAR growth	8.6%	8.0% - 9.0%

Comparable EBITDA	$69.6	$65.1 - 67.6
Comparable FFO per diluted share	$0.39	$0.36 - 0.39

(in thousands, except per share information)
	September 30, 2007
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	74,352	74,352
Operating partnership units outstanding	976	976
Stock options outstanding	736	736
Restricted stock units outstanding	1,040	1,040

Combined shares, options and units outstanding	77,104	77,104
Common stock price at end of period	$20.59	$20.59

Common equity capitalization	$1,587,571	$1,587,571
Preferred equity capitalization	358,750	358,750
Consolidated debt	1,632,537	1,632,537
Pro rata share of unconsolidated debt	282,385	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(117,220)	(117,220)

Total enterprise value	$3,636,958	$3,461,638

Net Debt / Total Enterprise Value	46.5%	43.8%
Preferred Equity / Total Enterprise Value	9.8%	10.3%
Common Equity / Total Enterprise Value	43.7%	45.9%

Dividends Per Share
Common dividends declared (holders of record on each of March 27, June 26 and September 26, 2007)		$0.24

Preferred Series A dividends declared (holders of record on March 16, June 15 and September 14, 2007)		$0.53125

Preferred Series B dividends declared (holders of record on March 16, June 15 and September 14, 2007)		$0.51563

Preferred Series C dividends declared (holders of record on March 16, June 15 and September 14, 2007)		$0.51563

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Revenues:
Rooms	$132,450	$108,577	$396,852	$258,772
Food and beverage	76,582	63,863	245,527	155,517
Other hotel operating revenue	25,987	21,062	79,833	46,828

	235,019	193,502	722,212	461,117
Lease revenue	7,228	7,938	17,329	15,707

Total revenues	242,247	201,440	739,541	476,824

Operating Costs and Expenses:
Rooms	33,583	27,909	97,708	63,901
Food and beverage	54,684	46,513	168,034	109,604
Other departmental expenses	61,915	51,076	183,734	119,784
Management fees	9,798	7,698	29,131	16,289
Other hotel expenses	18,086	13,071	51,177	30,143
Lease expense	3,986	3,798	11,652	10,417
Depreciation and amortization	26,819	21,892	78,408	49,357
Impairment losses and other charges	7,358	—	45,074	—
Corporate expenses	5,891	5,764	21,070	18,353

Total operating costs and expenses	222,120	177,721	685,988	417,848

Operating income	20,127	23,719	53,553	58,976
Interest expense	(23,966)	(15,835)	(65,840)	(30,311)
Interest income	1,084	843	2,884	3,264
Loss on early extinguishment of debt	(10,660)	—	(15,139)	—
Equity in earnings of joint ventures	6,539	1,201	8,212	254
Foreign currency exchange gain (loss)	125	158	(3,545)	129
Other income, net	468	852	251	3,559

(Loss) income before income taxes, minority interests, gain on sale of minority interests in hotel properties and discontinued operations	(6,283)	10,938	(19,624)	35,871
Income tax (expense) benefit	(2,422)	114	(8,996)	(2,757)
Minority interest in SHR’s operating partnership	116	(154)	378	(694)
Minority interest in consolidated affiliates	(225)	58	(828)	(731)

(Loss) income before gain on sale of minority interests in hotel properties and discontinued operations	(8,814)	10,956	(29,070)	31,689
Gain on sale of minority interests in hotel properties, net of minority interests	84,792	—	84,792	—

Income from continuing operations	75,978	10,956	55,722	31,689
Income from discontinued operations, net of tax and minority interests	—	87,932	290	87,104

Net income	75,978	98,888	56,012	118,793
Preferred shareholder dividends	(7,461)	(7,461)	(22,385)	(17,081)

Net income available to common shareholders	$68,517	$91,427	$33,627	$101,712

Basic Income Per Share:
Income from continuing operations available to common shareholders per share	$0.92	$0.05	$0.45	$0.22
Income from discontinued operations per share	—	1.16	—	1.33

Net income available to common shareholders per share	$0.92	$1.21	$0.45	$1.55

Weighted-average common shares outstanding	74,793	75,570	75,162	65,740

Diluted Income Per Share:
Income from continuing operations available to common shareholders per share	$0.91	$0.05	$0.45	$0.22
Income from discontinued operations per share	—	1.16	—	1.32

Net income available to common shareholders per share	$0.91	$1.21	$0.45	$1.54

Weighted-average common shares outstanding	74,992	75,780	75,403	66,008

Supplemental Financial Information

September 30, 2007 and December 31, 2006

Consolidated Balance Sheets

(in thousands, except share data)

	September 30, 2007	December 31, 2006
Assets
Property and equipment	$2,704,443	$2,644,120
Less accumulated depreciation	(319,597)	(268,991)

Net property and equipment	2,384,846	2,375,129

Goodwill	440,529	421,516
Intangible assets, net of accumulated amortization of $2,777 and $3,166	47,024	45,793
Investment in joint ventures	78,399	71,349
Cash and cash equivalents	117,220	86,462
Restricted cash and cash equivalents	57,712	73,400
Accounts receivable, net of allowance for doubtful accounts of $723 and $809	87,052	70,282
Deferred financing costs, net of accumulated amortization of $2,651 and $2,194	16,237	10,701
Deferred tax assets	41,398	43,555
Other assets	59,761	57,522

Total assets	$3,330,178	$3,255,709

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,333,347	$1,442,865
Exchangeable senior notes, net of discount	179,190	—
Bank credit facility	120,000	115,000
Accounts payable and accrued expenses	231,336	186,293
Distributions payable	18,224	18,175
Deferred tax liabilities	25,025	24,390
Deferred gain on sale of hotels	112,463	107,474
Insurance proceeds received in excess of insurance recoveries receivable	—	20,794

Total liabilities	2,019,585	1,914,991

Minority interests in SHR’s operating partnership	12,004	12,463
Minority interests in consolidated affiliates	29,430	10,965

Shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,553	97,553
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 74,351,799 and 75,406,727 common shares issued and outstanding, respectively)	742	753
Additional paid-in capital	1,199,496	1,224,400
Accumulated deficit	(292,189)	(265,435)
Accumulated other comprehensive income	13,842	10,304

Total shareholders’ equity	1,269,159	1,317,290

Total liabilities and shareholders’ equity	$3,330,178	$3,255,709

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Discontinued Operations

The results of operations of hotels sold or held for sale have been classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On July 14, 2006, we sold the Marriott Rancho Las Palmas for $54.8 million. On September 7, 2006, we sold the Hilton Burbank Airport and Convention Center for $123.3 million. The following is a summary of income from discontinued operations for the three and nine months ended September 30, 2007 and 2006 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Hotel operating revenues	$—	$7,912	$—	$42,822

Operating costs and expenses	—	6,775	(286)	42,587
Depreciation and amortization	—	—	—	2,535

Total operating costs and expenses	—	6,775	(286)	45,122

Operating income (loss)	—	1,137	286	(2,300)

Interest expense	—	(618)	—	(1,918)
Interest income	—	31	4	131
Loss on early extinguishment of debt	—	(937)	—	(937)
Income tax benefit	—	281	—	3,981
Gain on sale	—	89,300	—	89,278
Minority interest	—	(1,262)	—	(1,131)

Income from discontinued operations	$—	$87,932	$290	$87,104

Supplemental Financial Information

September 30, 2007

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting. Our equity in earnings (loss) of the joint venture amounted to $1.0 million and $1.1 million for the three months ended September 30, 2007 and 2006, respectively, and $(3.2) million and $(0.4) million for the nine months ended September 30, 2007 and for the period from January 9, 2006 to September 30, 2006, respectively.

	Three Months Ended September 30,		Nine Months Ended September 30,	Period from January 9, to September 30,
	2007	2006	2007	2006
Total revenues (100%)	$43,421	$40,153	$107,995	$101,259
Property EBITDA (100%)	$19,597	$18,451	$41,700	$41,478

Equity in earnings (loss) of joint venture (SHR 45% ownership)
Property EBITDA (45%)	$8,819	$8,303	$18,765	$18,665
Depreciation and amortization	(1,684)	(1,329)	(5,137)	(3,784)
Loss on sale of assets	—	—	(243)	—
Interest expense	(5,322)	(5,044)	(15,718)	(14,277)
Other expense, net	(49)	(128)	(127)	(128)
Income taxes	(750)	(750)	(720)	(900)

Equity in earnings (loss) of joint venture	$1,014	$1,052	$(3,180)	$(424)

EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings (loss) of joint venture	$1,014	$1,052	$(3,180)	$(424)
Depreciation and amortization	1,684	1,329	5,137	3,784
Interest expense	5,322	5,044	15,718	14,277
Income taxes	750	750	720	900

EBITDA Contribution for investment in Hotel del Coronado	$8,770	$8,175	$18,395	$18,537

FFO Contribution from investment in Hotel del Coronado
Equity in earnings (loss) of joint venture	$1,014	$1,052	$(3,180)	$(424)
Depreciation and amortization	1,684	1,329	5,137	3,784

FFO Contribution for investment in Hotel del Coronado	$2,698	$2,381	$1,957	$3,360

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
CMBS Mortgage and Mezzanine	7.20%	208 bp	$610,000	January 2011	(a)
Revolving Credit Facility	7.62%	250 bp	17,523	January 2011	(a)

			627,523
Cash and cash equivalents			49,370

Net Debt			$578,153

(a)	Includes extension options.

Cap	LIBOR Cap Rate	Notional Amount	Maturity Date
CMBS Mortgage and Mezzanine Loan Cap	5.0% to January 2008	$630,000	January 2009
	5.5% January 2008 to maturity

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Summary of Residential Activity

(in thousands)

On January 9, 2006 we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. Our equity in earnings (loss) of the joint venture amounted to $5.2 million and $(0.1) million for the three months ended September 30, 2007 and 2006, respectively, and $11.4 million and $(0.1) million for the nine months ended September 30, 2007 and for the period from January 9, 2006 to September 30, 2006, respectively. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. Our equity in earnings (loss) of the joint venture amounted to $0.3 million and $0.2 million for the three months ended September 30, 2007 and 2006, respectively, and $(31,000) and $0.6 million for the nine months ended September 30, 2007 and 2006, respectively. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units. During the third quarter of 2007, a potential condominium-hotel project at the Fairmont Chicago was delayed indefinitely due to market conditions. We recorded a charge of $1.2 million related to the costs of this project.

	Three Months Ended September 30,		Nine Months Ended September 30,	Period from January 9, to September 30,
	2007	2006	2007	2006
North Beach Venture
Hotel condominium sales (100%)	$48,135	$—	$94,807	$—
Hotel condominium cost of sales (100%)	$(33,685)	$—	$(65,648)	$—

SHR’s 45% share
Hotel condominium sales	$21,661	$—	$42,663	$—
Hotel condominium cost of sales	(15,158)	—	(29,542)	—
Other income (expense), net	86	(134)	51	(94)
Income taxes	(3,143)	—	(5,700)	—

SHR’s share of net income (loss)	$3,446	$(134)	$7,472	$(94)

Net income (loss)	$3,446	$(134)	$7,472	$(94)
Income taxes	3,143	—	5,700	—

EBITDA Contribution for investment in North Beach Venture	$6,589	$(134)	$13,172	$(94)

FFO Contribution for investment in North Beach Venture	$3,446	$(134)	$7,472	$(94)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Residence Club Punta Mita (RCPM)
SHR’s 31% share
Sales	$1,228	$1,103	$2,101	$3,397

EBITDA Contribution for investment in RCPM	$454	$534	$72	$686

FFO Contribution for investment in RCPM	$330	$238	$(51)	$348

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Other Residential Activity	$(1,184)	$—	$(1,184)	$—

SHR’s share of total residential activity:
Sales	$22,889	$1,103	$44,764	$3,397

EBITDA	$5,859	$400	$12,060	$592

FFO	$2,592	$104	$6,237	$254

Supplemental Financial Information

September 30, 2007

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Diluted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net income available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Diluted, EBITDA and Adjusted EBITDA.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Reconciliation of Net Income Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net income available to common shareholders	$68,517	$91,427	$33,627	$101,712
Depreciation and amortization—continuing operations	26,819	21,892	78,408	49,357
Depreciation and amortization—discontinued operations	—	—	—	2,535
Interest expense—continuing operations	23,966	15,835	65,840	30,311
Interest expense—discontinued operations	—	618	—	1,918
Income taxes—continuing operations	2,422	(114)	8,996	2,757
Income taxes—discontinued operations	—	(281)	—	(3,981)
Minority interests	(116)	1,416	(378)	1,825
Adjustments from consolidated affiliates	(1,036)	(1,126)	(2,696)	(3,296)
Adjustments from unconsolidated affiliates	9,273	7,655	23,448	21,519
Preferred shareholder dividends	7,461	7,461	22,385	17,081

EBITDA (a)	137,306	144,783	229,630	221,738
Realized portion of deferred gain on sale leasebacks	(1,207)	(1,059)	(3,528)	(3,216)

Adjusted EBITDA (a)	136,099	143,724	226,102	218,522

Gain on sale of assets—continuing operations	—	—	—	(48)
Gain on sale of assets—discontinued operations	—	(89,300)	—	(89,278)
Gain on sale of minority interests in hotel properties	(84,792)	—	(84,792)	—
Loss on sale of assets—unconsolidated affiliates	—	—	243	—
Impairment losses and other charges	7,358	—	45,074	—
Foreign currency exchange loss (gain)	280	(303)	3,545	34
Termination costs (benefits)—discontinued operations	—	22	(400)	9,717
Planning costs—New Orleans Jazz District	—	603	227	2,124
Loss on early extinguishment of debt—continuing operations	10,660	—	15,139	—
Loss on early extinguishment of debt—discontinued operations	—	937	—	937

Comparable EBITDA	$69,605	$55,683	$205,138	$142,008

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains and other transactions have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Gain on sale of assets from continuing operations amounted to $48 for the nine months ended September 30, 2006.

•	Gain on sale of assets from discontinued operations amounted to $89,300 for the three months ended September 30, 2006 and $89,278 for the nine months ended September 30, 2006.

•	Gain on sale of minority interests in hotel properties, net of minority interests amounted to $84,792 for the three and nine months ended September 30, 2007.

•	Loss on sale of assets from unconsolidated affiliates amounted to $243 for the nine months ended September 30, 2007.

•	Impairment losses and other charges amounted to $7,358 for the three months ended September 30, 2007 and $45,074 for the nine months ended September 30, 2007.

•

Foreign currency exchange (losses) gains applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries amounted to $(280) and $303 for the three months ended September 30, 2007 and 2006, respectively, and $(3,545) and $(34) for the nine months ended September 30, 2007 and 2006, respectively.

•

Termination (costs) benefits included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $(22) for the three months ended September 30, 2006 and $400 and $(9,717) for the nine months ended September 30, 2007 and 2006, respectively.

•

Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $603 for the three months ended September 30, 2006, and $227 and $2,124 for the nine months ended September 30, 2007 and 2006, respectively.

•	Loss on early extinguishment of debt from continuing operations amounted to $10,660 and $15,139 for the three and nine months ended September 30, 2007, respectively.

•	Loss on early extinguishment of debt from discontinued operations amounted to $937 for the three and nine months ended September 30, 2006.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Reconciliation of Net Income Available to Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net income available to common shareholders	$68,517	$91,427	$33,627	$101,712
Depreciation and amortization—continuing operations	26,819	21,892	78,408	49,357
Depreciation and amortization—discontinued operations	—	—	—	2,535
Gain on sale of assets—continuing operations	—	—	—	(48)
Gain on sale of assets—discontinued operations	—	(89,300)	—	(89,278)
Gain on sale of minority interests in hotel properties	(84,792)	—	(84,792)	—
Realized portion of deferred gain on sale leasebacks	(1,207)	(1,059)	(3,528)	(3,216)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	361	335	1,060	981
Minority interests adjustments	(367)	(331)	(1,070)	(1,408)
Adjustments from consolidated affiliates	(577)	(566)	(1,455)	(1,702)
Adjustments from unconsolidated affiliates	1,684	1,444	5,380	4,910

FFO (b)	10,438	23,842	27,630	63,843
Convertible minority interests	251	1,747	692	3,232

FFO—Fully Diluted (b)	10,689	25,589	28,322	67,075
Termination costs (benefits), net of tax—discontinued operations	—	13	(244)	5,927
Planning costs, net of tax—New Orleans Jazz District	—	435	166	1,444
Impairment losses and other charges	7,358	—	45,074	—
Foreign currency exchange loss (gain), net of tax	853	(303)	3,493	34
Loss on early extinguishment of debt—continuing operations	10,660	—	15,139	—
Loss on early extinguishment of debt—discontinued operations	—	937	—	937

Comparable FFO	$29,560	$26,671	$91,950	$75,417

Comparable FFO per diluted share	$0.39	$0.35	$1.20	$1.12

Weighted-average diluted shares (a)	75,968	76,867	76,379	67,615

(a)	In the second quarter of 2007, we adjusted our calculation of weighed-average diluted shares to be consistent with the guidance prescribed by NAREIT. These changes had no impact on the Comparable FFO per share amounts reported in prior periods.
(b)	FFO and FFO—Fully Diluted have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains and other transactions have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•

Termination (costs) benefits, net of tax, included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $(13) for the three months ended September 30, 2006 and $244 and $(5,927) for the nine months ended September 30, 2007 and 2006, respectively.

•

Planning costs, net of tax, related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $435 for the three months ended September 30, 2006, and $166 and $1,444 for the nine months ended September 30, 2007 and 2006, respectively.

•	Impairment losses and other charges amounted to $7,358 for the three months ended September 30, 2007 and $45,074 for the nine months ended September 30, 2007.

•

Foreign currency exchange (losses) gains, net of tax, applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries amounted to $(853) and $303 for the three months ended September 30, 2007 and 2006, respectively, and $(3,493) and $(34) for the nine months ended September 30, 2007 and 2006, respectively.

•	Loss on early extinguishment of debt from continuing operations amounted to $10,660 and $15,139 for the three and nine months ended September 30, 2007, respectively.

•	Loss on early extinguishment of debt from discontinued operations amounted to $937 for the three and nine months ended September 30, 2006.

Supplemental Financial Information

September 30, 2007

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate	Spread (a)		Loan Amount	Maturity Date (d)
Bank Credit Facility	N/A	5.92%	80 bp		$120,000	March 2012
Fairmont Chicago	1	5.82%	70 bp		123,750	April 2012
Loews Santa Monica Beach Hotel	1	5.75%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	1	5.79%	67 bp		76,500	March 2012
InterContinental Chicago	1	5.43%	31 bp		121,000	October 2011
InterContinental Miami	1	5.85%	73 bp		90,000	October 2011
InterContinental Prague (b)	1	5.66%	125 bp	(b)	148,286	March 2012
Westin St. Francis	1	5.82%	70 bp		220,000	August 2011
Marriott London Grosvenor Square (c)	1	7.40%	110 bp	(c)	158,061	October 2013
Fairmont Scottsdale Princess	1	5.68%	56 bp		180,000	September 2011
Hyatt Regency LaJolla	1	6.12%	100 bp		97,500	September 2012
Exchangeable senior notes	N/A	3.50%	Fixed		179,190	April 2012

					$1,632,537

(a)	Spread over LIBOR (5.12% at September 30, 2007).
(b)	Principal balance of €104,000,000 at September 30, 2007. Spread over EURIBOR (4.41% at September 30, 2007).
(c)	Principal balance of £77,250,000 at September 30, 2007. Spread over GBP LIBOR (6.30% at September 30, 2007).
(d)	Includes extension options.

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	$50,000	June 2012
June 2006	5.50%	$75,000	June 2013
August 2006	5.34%	$100,000	August 2011
August 2006	5.42%	$100,000	August 2013
September 2006	5.08%	$100,000	February 2011
September 2006	5.10%	$100,000	December 2010
September 2006	5.09%	$100,000	September 2009
March 2007	4.81%	$100,000	December 2009
March 2007	4.84%	$100,000	July 2012

	4.99%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£77,250	October 2013

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
September 2009	4.90%	$100,000	September 2014
December 2009	4.96%	$100,000	December 2014
April 2010	5.42%	$75,000	April 2015
December 2010	5.23%	$100,000	December 2015
February 2011	5.27%	$100,000	February 2016

		$475,000

At September 30, 2007, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amounts (in thousands)
2007	$—
2008	—
2009	—
2010	8,664
2011	619,664
Thereafter	1,004,209

Total	$1,632,537

Percent of fixed rate debt including U.S. and European swaps	80.4%
Weighted average interest rate including U.S. and European swaps	5.56%
Weighted average fixed maturity	4.75 years

Supplemental Financial Information

September 30, 2007

Summary of 2007 Financing Transactions

On March 7, 2007, we completed a draw of €104.0 million on a new facility secured by the InterContinental Prague hotel. Proceeds from the draw were used to retire the existing mortgage loan principal of €66.0 million and to repay £20.0 million of the £77.3 million loan secured by the Marriott London Grosvenor Square hotel.

On March 9, 2007, we replaced the previous bank credit facility with a new revolving loan up to $415.0 million and amended the agreement in April 2007 to increase the borrowing capacity to $500.0 million.

On March 9, 2007 we repaid the $292.5 million outstanding balance on the CMBS Floating Rate debt.

On March 9, 2007, we entered into $76.5 million, $118.3 million, and $123.8 million mortgage loans secured by the Ritz-Carlton Half Moon Bay, the Loews Santa Monica and the Fairmont Chicago hotels, respectively.

On March 9, 2007, we repaid the $90.0 million mezzanine loan secured by our equity interests in the Fairmont Scottsdale Princess hotel.

On March 9, 2007, we purchased interest rate caps with notional amounts covering the entire $76.5 million and $118.3 million of the mortgages secured by the Ritz-Carlton Half Moon Bay and Loews Santa Monica Beach hotels, respectively with cap rates of 6.50%.

In April 2007, we completed a $180.0 million private placement of 3.50% exchangeable notes. In connection with the issuance of the exchangeable notes, we purchased call options for $9.9 million, which will generally reduce the potential dilution upon exchange of the notes. In addition, we used $25.0 million of the proceeds to acquire approximately 1.1 million common shares.

On May 15, 2007, we repaid the $8.6 million outstanding on the Ritz-Carlton Laguna Niguel assumed loan.

On August 23, 2007, we defeased the $199.5 million outstanding balance of the CMBS Fixed Rate portfolio loan secured by the Hyatt Regency New Orleans, the Hyatt Regency Phoenix and the Hyatt Regency LaJolla hotels.

On August 31, 2007, the consolidated affiliate that owns the Hyatt Regency LaJolla hotel entered into a $97.5 million mortgage loan secured by the hotel.

During the nine months ended September 30, 2007, we executed an aggregate $200.0 million in corporate interest rate swap agreements that convert floating rates to fixed rates.

During the nine months ended September 30, 2007, we executed an aggregate $275.0 million in forward-starting interest rate swap agreements.

Subsequent to September 30, 2007, we executed an additional $200.0 million in forward-starting interest rate swap agreements. In addition, we entered into a £77.25 million GBP LIBOR interest rate swap agreement.

Supplemental Financial Information

September 30, 2007

Portfolio Data

Portfolio at September 30, 2007

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD September 2007 Property EBITDA	QTD September 2007 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	12%	11%	$7,844
InterContinental Chicago (a)	Chicago, IL	792	8%	11%	7,921
Hotel del Coronado (b)	Coronado, CA	747	7%	13%	8,819
Hyatt Regency Phoenix	Phoenix, AZ	696	7%	1%	322
Fairmont Chicago	Chicago, IL	687	7%	7%	5,181
Fairmont Scottsdale Princess	Scottsdale, AZ	651	6%	2%	1,130
InterContinental Miami	Miami, FL	641	6%	0%	(58)
Hyatt Regency LaJolla (a)	LaJolla, CA	419	4%	4%	3,091
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	4%	13%	9,120
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	3%	2,240
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	3%	7%	5,041
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	2%	6%	4,460
Four Seasons Washington, D.C.	Washington, D.C.	211	2%	2%	1,212

Total United States		7,427	72%	80%	56,323

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	2%	2%	1,597
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	4%	2,759

Total Mexican		413	4%	6%	4,356

Total North American		7,840	76%	86%	60,679

European:
InterContinental Prague	Prague, Czech Republic	372	4%	6%	4,522
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	236	2%	6%	4,425
Paris Marriott Champs Elysees (c)	Paris, France	192	2%	N/A	N/A
Hotel LeParc	Paris, France	116	1%	2%	679

Total European		1,194	12%	14%	9,626

Assets Under Redevelopment:
Hyatt Regency New Orleans (d)	New Orleans, LA	1,184	12%	N/A	N/A

Total Assets Under Redevelopment		1,184	12%	N/A	N/A

		10,218	100%	100%	$70,305

(a)	On August 31, 2007, we sold 49% interests in the subsidiaries that own the InterContinental Chicago and Hyatt Regency LaJolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have leasehold interests in these properties and have not included them in the percentage of Property EBITDA calculation.
(d)	In August 2005, a hurricane caused substantial damage to the Hyatt Regency New Orleans property. The hurricane damage also caused significant interruption to the business and the hotel has ceased significant operations. The property is currently under redevelopment. For purposes of the analysis above, the number of rooms represents fully operational rooms prior to the hurricane.

Supplemental Financial Information

September 30, 2007

Portfolio Definitions

Portfolio at September 30, 2007

		Same Store North American				Total North American
Hotel	Date of Acquisition	Q3 2007	YTD	Q4 2007	Full Year		European
North American:
Four Seasons Mexico City	IPO Portfolio	✓	✓	✓	✓	✓
Four Seasons Punta Mita Resort	IPO Portfolio	✓	✓	✓	✓	✓
Hyatt Regency Phoenix	IPO Portfolio	✓	✓	✓	✓	✓
Hyatt Regency LaJolla	IPO Portfolio	✓	✓	✓	✓	✓
Loews Santa Monica Beach Hotel	IPO Portfolio	✓	✓	✓	✓	✓
Marriott Lincolnshire Resort	IPO Portfolio	✓	✓	✓	✓	✓
Ritz-Carlton Half Moon Bay	August-04	✓	✓	✓	✓	✓
InterContinental Miami	April-05	✓	✓	✓	✓	✓
InterContinental Chicago	April-05	✓	✓	✓	✓	✓
Fairmont Chicago	September-05	✓	✓	✓	✓	✓
Four Seasons Washington, D.C.	March-06	✓		✓		✓
Westin St. Francis	June-06	✓		✓		✓
Ritz-Carlton Laguna Niguel	July-06			✓		✓
Fairmont Scottsdale Princess	September-06			✓		✓
Hotel del Coronado (a)	January-06

European:
InterContinental Prague	IPO Portfolio						✓
Marriott Hamburg	IPO Portfolio						✓
Paris Marriott Champs Elysees	IPO Portfolio						✓
Marriott London Grosvenor Square	September-06						✓
Hotel LeParc (b)	July-07

Assets Under Redevelopment:
Hyatt Regency New Orleans	IPO Portfolio

(a)	The Hotel del Coronado is excluded from the same store and total North American portfolios as the property is owned by an unconsolidated affiliate and excluded from the consolidated results of the company.
(b)	The Hotel LeParc is excluded from the European portfolio as the property was acquired during the current quarter.

Supplemental Financial Information

September 30, 2007

Under Construction and Completed Capital Projects

(images of completed projects available on the company's website)

Hotel	Project Description	Completed
Fairmont Chicago	Sushi bar	Q4 06
	Gold lounge	Q4 06
	Spa	In Construction

Fairmont Scottsdale Princess	Michael Mina restaurant	In Construction
	Gerber bar	In Construction
	Gold room renovation	In Construction
	GM house conversion—1 room addition	In Construction

Four Seasons Mexico City	Guest room renovation	Q1 06

Four Seasons Punta Mita Resort	Oasis room and river pool—23 room addition	Q2 07
	Fitness center expansion	Q1 07
	Coral suite—5 room addition	Q1 07
	Retail expansion	Q4 06
	Tamai pool	Q4 06
	Tamai garden	Q4 06
	Beachfront restaurant addition	Q4 06
	Arena suite—5 room addition	Q1 06

Four Seasons Washington, D.C.	Presidential suite renovation	In Construction

Hotel del Coronado	Beach Village—78 room addition	Q2 07
	Guest room renovation	Q2 07
	Restaurant renovation	Q2 07
	Spa & fitness center / beach club	Q1 07
	Retail reconfiguration / renovation	In Construction
	ENO, wine tasting room *	In Construction

InterContinental Chicago	Starbucks	Q3 07
	Meeting space addition	Q3 07
	ENO, wine tasting room *	Q4 06

InterContinental Miami	Starbucks	Q3 06
	Spa	In Construction

InterContinental Prague	Guest room renovation	Q2 07

Loews Santa Monica Beach Hotel	Restaurant renovation	Q4 04

Ritz-Carlton Half Moon Bay	Outdoor patios	Q3 06
	Guestroom fireplaces	Q2 06
	Ocean terrace	Q2 06
	Wine tasting room	Q3 05
	Retail expansion	Q3 05
	Restaurant expansion	Q4 05
	Suite renovation	In Construction

Ritz-Carlton Laguna Niguel	Suite conversion—3 room addition	Q2 07
	Suite renovation	Q2 07
	ENO, wine tasting room *	Q1 07
	Meeting space renovation	In Construction

* Strategic's branded wine room concept

Supplemental Financial Information

Four Quarters Ended September 30, 2007

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (ii) exclusion of Hilton Burbank Airport and Convention Center and Marriott Rancho Las Palmas as their results of operations were reclassified to discontinued operations; (iii) exclusion of the unconsolidated Hotel del Coronado; and (iv) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Ritz-Carlton Laguna Niguel (July 7, 2006), Marriott London Grosvenor Square (August 31, 2006), Fairmont Scottsdale Princess (September 1, 2006) and Hotel LeParc (July 31, 2007).

United States Hotels (as of September 30, 2007)

Acquisition property revenues—2 Properties and 1,047 Rooms

Same store property revenues—10 Properties and 5,633 Rooms

	Three Months Ended
	December 31, 2006	March 31, 2007	June 30, 2007	September 30, 2007	Total
Acquisition property revenues (a)	$41,844	$49,180	$46,416	$40,161	$177,601
Acquisition property revenues (b)	—	—	—	—	—
Same store property revenues	154,601	144,013	162,765	154,172	615,551

Total pro forma revenues	$196,445	$193,193	$209,181	$194,333	$793,152
Pro forma seasonality %	24.8%	24.3%	26.4%	24.5%	100.0%

Mexican Hotels (as of September 30, 2007)

Same store property revenues—2 Properties and 413 Rooms

	Three Months Ended
	December 31, 2006	March 31, 2007	June 30, 2007	September 30, 2007	Total
Same store property revenues	$19,978	$23,760	$20,794	$16,990	$81,522
Same store seasonality %	24.5%	29.2%	25.5%	20.8%	100.0%

North American Hotels (as of September 30, 2007)

Acquisition property revenues—2 Properties and 1,047 Rooms

Same store property revenues—12 Properties and 6,046 Rooms

	Three Months Ended
	December 31, 2006	March 31, 2007	June 30, 2007	September 30, 2007	Total
Acquisition property revenues (a)	$41,844	$49,180	$46,416	$40,161	$177,601
Acquisition property revenues (b)	—	—	—	—	—
Same store property revenues	174,579	167,773	183,559	171,162	697,073

Total pro forma revenues	$216,423	$216,953	$229,975	$211,323	$874,674
Pro forma seasonality %	24.7%	24.8%	26.3%	24.2%	100.0%

European Hotels (as of September 30, 2007)

Acquisition property revenues—2 Properties and 352 Rooms

Same store property revenues—3 Properties and 842 Rooms

	Three Months Ended
	December 31, 2006	March 31, 2007	June 30, 2007	September 30, 2007	Total
Acquisition property revenues (a)	$12,005	$9,458	$11,239	$13,665	$46,367
Acquisition property revenues (b)	3,934	3,419	4,587	1,320	13,260
Same store property revenues	23,353	20,162	29,015	28,589	101,119

Total pro forma revenues	$39,292	$33,039	$44,841	$43,574	$160,746
Pro forma seasonality %	24.4%	20.6%	27.9%	27.1%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Ritz-Carlton Laguna Niguel, Marriott London Grosvenor Square, Fairmont Scottsdale Princess and Hotel LeParc partial year results for the three and nine months ended September 30, 2007 and 2006 and the additional exclusion of Four Seasons Washington, D.C. and Westin St. Francis for the nine months ended September 30, 2007 and 2006; (iii) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (iv) exclusion of Marriott Rancho Las Palmas and Hilton Burbank Airport and Convention Center as these properties results of operations were reclassified to discontinued operations; and (v) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Same Store Hotels (as of September 30, 2007)

10 Properties (three month period) and 8 Properties (nine month period)

5,633 Rooms (three month period) and 4,227 Rooms (nine month period)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$216.42	$207.26	4.4%		$207.22	$197.23	5.1%
Average Occupancy	78.7%	76.2%	2.5	pts	76.1%	74.2%	1.9	pts
RevPAR	$170.40	$157.99	7.9%		$157.67	$146.31	7.8%
Total RevPAR	$299.29	$277.48	7.9%		$281.96	$261.58	7.8%
Property EBITDA Margin	24.2%	23.3%	0.9	pts	26.0%	26.3%	(0.3	) pts

Mexican Same Store Hotels (as of September 30, 2007)

2 Properties

413 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$358.50	$340.91	5.2%		$460.24	$429.77	7.1%
Average Occupancy	67.5%	57.5%	10.0	pts	71.1%	66.7%	4.4	pts
RevPAR	$242.15	$196.10	23.5%		$327.13	$286.50	14.2%
Total RevPAR	$447.16	$345.37	29.5%		$557.58	$473.10	17.9%
Property EBITDA Margin	25.6%	17.3%	8.3	pts	35.4%	33.5%	1.9	pts

North American Same Store Hotels (as of September 30, 2007)

12 Properties (three month period) and 10 Properties (nine month period)

6,046 Rooms (three month period) and 4,640 Rooms (nine month period)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$224.88	$213.85	5.2%		$228.11	$214.92	6.1%
Average Occupancy	78.0%	75.0%	3.0	pts	75.6%	73.5%	2.1	pts
RevPAR	$175.33	$160.44	9.3%		$172.56	$158.07	9.2%
Total RevPAR	$309.45	$281.85	9.8%		$306.18	$279.33	9.6%
Property EBITDA Margin	24.3%	22.8%	1.5	pts	27.5%	27.4%	0.1	pts

European Same Store Hotels (as of September 30, 2007)

3 Properties

842 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$318.02	$296.44	7.3%		$298.44	$262.32	13.8%
Average Occupancy	87.2%	89.9%	(2.7	) pts	82.1%	84.6%	(2.5	) pts
RevPAR	$277.26	$266.36	4.1%		$244.94	$221.83	10.4%
Total RevPAR	$369.45	$354.56	4.2%		$338.70	$307.28	10.2%
Property EBITDA Margin	44.0%	44.8%	(0.8	) pts	40.5%	39.7%	0.8	pts

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2007 and 2006. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2007	2006	Change		2007	2006	Change
FAIRMONT CHICAGO
Selected Financial Information (Property EBITDA excludes the effect of a $1,184,000 write-off of deferred costs related to the development of condominium-hotel units):
Total revenues	$18,400	$17,537	4.9%		$51,178	$48,222	6.1%
Property EBITDA	$5,181	$4,459	16.2%		$11,595	$10,512	10.3%

Selected Operating Information:
Rooms	687	685	2		687	685	2
Average occupancy	82.5%	83.7%	(1.2	) pts	75.4%	76.1%	(0.7	) pts
ADR	$223.22	$208.73	6.9%		$218.07	$203.98	6.9%
RevPAR	$184.21	$174.71	5.4%		$164.52	$155.28	6.0%
Total RevPAR	$291.12	$277.73	4.8%		$273.13	$256.21	6.6%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$15,840	N/A	N/A		$73,524	N/A	N/A
Property EBITDA	$1,130	N/A	N/A		$20,374	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2006, average occupancy was 70.2%, ADR was $146.33, RevPAR was $102.69 and Total RevPAR was $248.31. For the nine months ended September 30, 2006, average occupancy was 78.2%, ADR was $226.96, RevPAR was $177.47 and Total RevPAR was $402.73):

Rooms	651	N/A	N/A		651	N/A	N/A
Average occupancy	74.8%	N/A	N/A		77.8%	N/A	N/A
ADR	$151.66	N/A	N/A		$239.24	N/A	N/A
RevPAR	$113.41	N/A	N/A		$186.17	N/A	N/A
Total RevPAR	$264.47	N/A	N/A		$413.70	N/A	N/A

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$11,335	$10,393	9.1%		$38,384	N/A	N/A
Property EBITDA	$1,212	$937	29.3%		$7,160	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2006, average occupancy was 69.4%, ADR was $493.04, RevPAR was $342.22 and Total RevPAR was $610.63.):

Rooms	211	211	—		211	N/A	N/A
Average occupancy	67.4%	62.9%	4.5	pts	71.1%	N/A	N/A
ADR	$492.04	$465.54	5.7%		$530.88	N/A	N/A
RevPAR	$331.75	$293.04	13.2%		$377.37	N/A	N/A
Total RevPAR	$583.93	$535.39	9.1%		$666.36	N/A	N/A

HOTEL DEL CORONADO
Selected Financial Information (This table includes financial information only for our period of ownership. Amounts below are 100% of operations, of which SHR owns 45%.):
Total revenues	$43,421	$40,154	8.1%		$107,995	N/A	N/A
Property EBITDA	$19,597	$18,451	6.2%		$41,700	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2006, average occupancy was 83.4%, ADR was $345.12, RevPAR was $287.73 and Total RevPAR was $559.32.):

Rooms	747	679	68		747	N/A	N/A
Average occupancy	86.9%	90.1%	(3.2	) pts	78.4%	N/A	N/A
ADR	$414.65	$387.70	7.0%		$366.81	N/A	N/A
RevPAR	$360.35	$349.21	3.2%		$287.61	N/A	N/A
Total RevPAR	$653.27	$642.80	1.6%		$569.66	N/A	N/A

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	Change		2007	2006	Change
HYATT REGENCY LAJOLLA
Selected Financial Information:
Total revenues	$10,474	$9,756	7.4%		$32,517	$30,672	6.0%
Property EBITDA	$3,091	$2,461	25.6%		$8,978	$8,080	11.1%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	85.3%	77.3%	8.0	pts	82.8%	77.4%	5.4	pts
ADR	$186.28	$187.15	(0.5)%		$187.39	$184.03	1.8%
RevPAR	$158.97	$144.69	9.9%		$155.25	$142.38	9.0%
Total RevPAR	$271.71	$253.08	7.4%		$284.27	$268.14	6.0%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$6,824	$6,193	10.2%		$30,181	$28,437	6.1%
Property EBITDA	$322	$311	3.5%		$8,078	$7,793	3.7%

Selected Operating Information:
Rooms	696	696	—		696	696	—
Average occupancy	55.2%	55.0%	0.2	pts	69.9%	69.3%	0.6	pts
ADR	$111.52	$108.20	3.1%		$137.55	$134.09	2.6%
RevPAR	$61.60	$59.47	3.6%		$96.18	$92.86	3.6%
Total RevPAR	$106.58	$96.72	10.2%		$158.84	$149.66	6.1%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$22,821	$20,757	9.9%		$59,432	$52,699	12.8%
Property EBITDA	$7,921	$7,391	7.2%		$18,558	$17,187	8.0%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	92.8%	89.3%	3.5	pts	82.8%	80.0%	2.8	pts
ADR	$213.21	$210.91	1.1%		$208.12	$199.66	4.2%
RevPAR	$197.81	$188.25	5.1%		$172.36	$159.78	7.9%
Total RevPAR	$313.20	$284.87	9.9%		$274.87	$243.73	12.8%
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$8,625	$6,669	29.3%		$40,230	$35,078	14.7%
Property EBITDA	$(58)	$(183)	(68.3)%		$11,083	$9,747	13.7%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	60.8%	52.2%	8.6	pts	71.8%	68.0%	3.8	pts
ADR	$135.23	$132.29	2.2%		$190.01	$174.99	8.6%
RevPAR	$82.25	$69.11	19.0%		$136.42	$118.96	14.7%
Total RevPAR	$146.26	$113.09	29.3%		$229.89	$200.45	14.7%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$14,002	$12,423	12.7%		$37,852	$35,291	7.3%
Property EBITDA	$5,041	$4,373	15.3%		$12,660	$11,599	9.1%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	91.5%	89.0%	2.5	pts	88.8%	87.3%	1.5	pts
ADR	$332.29	$302.84	9.7%		$305.87	$283.57	7.9%
RevPAR	$304.12	$269.49	12.9%		$271.55	$247.54	9.7%
Total RevPAR	$445.02	$394.82	12.7%		$405.42	$377.98	7.3%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007	2006	Change		2007	2006	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$9,677	$10,161	(4.8)%		$28,058	$27,496	2.0%
Property EBITDA	$2,240	$2,327	(3.7)%		$5,143	$5,134	0.2%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	74.0%	74.6%	(0.6	) pts	66.3%	63.7%	2.6	pts
ADR	$139.67	$139.30	0.3%		$135.86	$135.76	0.1%
RevPAR	$103.42	$103.88	(0.4)%		$90.13	$86.42	4.3%
Total RevPAR	$296.16	$310.97	(4.8)%		$286.23	$280.49	2.0%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$17,397	$16,240	7.1%		$43,569	$41,999	3.7%
Property EBITDA	$4,460	$4,174	6.9%		$7,971	$8,961	(11.0)%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	81.7%	79.4%	2.3	pts	70.3%	71.8%	(1.5	) pts
ADR	$397.73	$374.61	6.2%		$368.22	$344.50	6.9%
RevPAR	$324.98	$297.56	9.2%		$258.81	$247.45	4.6%
Total RevPAR	$724.51	$676.31	7.1%		$611.46	$589.44	3.7%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$24,321	N/A	N/A		$62,232	N/A	N/A
Property EBITDA	$9,120	N/A	N/A		$18,385	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2006, average occupancy was 78.0%, ADR was $421.13, RevPAR was $328.60 and Total RevPAR was $643.97. For the nine months ended September 30, 2006, average occupancy was 70.4%, ADR was $381.97, RevPAR was $269.05 and Total RevPAR was $549.47.):

Rooms	396	N/A	N/A		396	N/A	N/A
Average occupancy	75.6%	N/A	N/A		68.2%	N/A	N/A
ADR	$443.43	N/A	N/A		$396.43	N/A	N/A
RevPAR	$335.44	N/A	N/A		$270.50	N/A	N/A
Total RevPAR	$667.56	N/A	N/A		$577.57	N/A	N/A

WESTIN ST. FRANCIS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$34,617	$32,791	N/A		$99,547	N/A	N/A
Property EBITDA	$7,844	$7,072	N/A		$20,081	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2006, average occupancy was 79.7%, ADR was $197.28, RevPAR was $157.27 and Total RevPAR was $294.47.):

Rooms	1,195	1,195	N/A		1,195	N/A	N/A
Average occupancy	87.3%	86.7%	N/A		79.8%	N/A	N/A
ADR	$204.26	$193.73	N/A		$207.77	N/A	N/A
RevPAR	$178.34	$167.89	N/A		$165.89	N/A	N/A
Total RevPAR	$314.87	$298.26	N/A		$305.14	N/A	N/A

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

	Three Months Ended September 30,				Nine Months Ended September 30,
MEXICAN HOTELS:	2007	2006	Change		2007	2006	Change
FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$6,408	$4,077	57.2%		$20,097	$15,882	26.5%
Property EBITDA	$1,597	$267	498.1%		$5,343	$3,160	69.1%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	64.2%	46.8%	17.4	pts	67.0%	58.2%	8.8	pts
ADR	$250.15	$228.16	9.6%		$257.66	$237.72	8.4%
RevPAR	$160.62	$106.69	50.5%		$172.61	$138.33	24.8%
Total RevPAR	$290.22	$184.65	57.2%		$306.73	$242.40	26.5%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$10,582	$8,156	29.7%		$41,448	$33,808	22.6%
Property EBITDA	$2,759	$1,845	49.5%		$16,415	$13,495	21.6%

Selected Operating Information:
Rooms	173	145	28		173	145	28
Average occupancy	72.2%	75.3%	(3.1	) pts	77.0%	80.7%	(3.7	) pts
ADR	$492.24	$456.73	7.8%		$717.52	$659.38	8.8%
RevPAR	$355.26	$344.09	3.2%		$552.80	$532.21	3.9%
Total RevPAR	$664.89	$611.39	8.8%		$923.96	$855.68	8.0%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

	Three Months Ended September 30,				Nine Months Ended September 30,
EUROPEAN HOTELS:	2007	2006	Change		2007	2006	Change
INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHR owned 35% prior to August 3, 2006):
Total revenues	$9,941	$9,371	6.1%		$29,314	$26,522	10.5%
Property EBITDA	$4,522	$4,090	10.6%		$12,848	$11,310	13.6%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	84.7%	88.0%	(3.3	) pts	76.6%	82.2%	(5.6	) pts
ADR	$227.88	$209.23	8.9%		$239.60	$206.43	16.1%
RevPAR	$193.02	$184.15	4.8%		$183.51	$169.66	8.2%
Total RevPAR	$290.47	$273.81	6.1%		$288.65	$261.16	10.5%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,616	$5,258	6.8%		$16,407	$15,599	5.2%
Property EBITDA	$1,461	$1,324	10.3%		$4,250	$3,890	9.3%

Selected Operating Information:
Rooms	278	277	1		278	277	1
Average occupancy	88.6%	88.5%	0.1	pts	85.3%	85.6%	(0.3	) pts
ADR	$178.15	$167.22	6.5%		$178.59	$168.64	5.9%
RevPAR	$157.92	$148.04	6.7%		$152.36	$144.42	5.5%
Total RevPAR	$220.28	$206.34	6.8%		$216.93	$206.29	5.2%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$10,978	N/A	N/A		$31,675	N/A	N/A
Property EBITDA	$4,425	N/A	N/A		$12,038	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2006, average occupancy was 90.1%, ADR was $366.31, RevPAR was $330.02 and Total RevPAR was $453.60. For the nine months ended September 30, 2006, average occupancy was 81.1%, ADR was $341.17, RevPAR was $276.69 and Total RevPAR was $404.64.):

Rooms	236	N/A	N/A		236	N/A	N/A
Average occupancy	86.2%	N/A	N/A		82.9%	N/A	N/A
ADR	$425.35	N/A	N/A		$402.61	N/A	N/A
RevPAR	$366.64	N/A	N/A		$333.65	N/A	N/A
Total RevPAR	$505.64	N/A	N/A		$491.64	N/A	N/A

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$13,032	$12,804	1.8%		$32,046	$28,428	12.7%
Property EBITDA	$6,588	$6,864	(4.0)%		$14,429	$12,797	12.8%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	89.9%	95.3%	(5.4	) pts	88.0%	87.6%	0.4	pts
ADR	$681.71	$625.66	9.0%		$565.25	$495.96	14.0%
RevPAR	$612.75	$596.33	2.8%		$497.55	$434.57	14.5%
Total RevPAR	$737.80	$724.85	1.8%		$611.38	$542.35	12.7%

HOTEL LE PARC

No table has been provided since we did not own the property for the entire periods presented. For the three months ended September 30, 2007, average occupancy was 77.2%, ADR was $332.39, RevPAR was $256.74 and Total RevPAR was $376.27. For the three months ended September 30, 2006, average occupancy was 67.6%, ADR was $294.74, RevPAR was $199.12 and Total RevPAR was $319.67. For the nine months ended September 30, 2007, average occupancy was 77.4%, ADR was $318.55, RevPAR was $246.56 and Total RevPAR was $379.59. For the nine months ended September 30, 2006, average occupancy was 71.5%, ADR was $283.17, RevPAR was $202.32 and Total RevPAR was $336.69.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007 and 2006

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007		2006		2007		2006
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$5,181	$5,181	$4,459	$4,459	$11,595	$11,595	$10,512	$10,512
Fairmont Scottsdale Princess (a)	1,130	1,130	—	1,254	20,374	20,374	—	1,254
Four Seasons Washington, D.C. (a)	1,212	1,212	937	937	7,160	7,160	—	6,251
Hotel del Coronado (b)	19,597	—	18,451	—	41,700	—	—	—
Hyatt Regency LaJolla	3,091	3,091	2,461	2,461	8,978	8,978	8,080	8,080
Hyatt Regency Phoenix	322	322	311	311	8,078	8,078	7,793	7,793
InterContinental Chicago	7,921	7,921	7,391	7,391	18,558	18,558	17,187	17,187
InterContinental Miami	(58)	(58)	(183)	(183)	11,083	11,083	9,747	9,747
Loews Santa Monica Beach Hotel	5,041	5,041	4,373	4,373	12,660	12,660	11,599	11,599
Marriott Lincolnshire Resort	2,240	2,240	2,327	2,327	5,143	5,143	5,134	5,134
Ritz-Carlton Half Moon Bay	4,460	4,460	4,174	4,174	7,971	7,971	8,961	8,961
Ritz-Carlton Laguna Niguel (a)	9,120	9,120	—	7,329	18,385	18,385	—	7,329
Westin St. Francis (a)	7,844	7,844	7,072	7,072	20,081	20,081	—	9,689
Hyatt Regency New Orleans	—	(1,472)	—	(637)	—	(1,996)	—	(2,120)
Four Seasons Mexico City	1,597	1,597	267	267	5,343	5,343	3,160	3,160
Four Seasons Punta Mita Resort	2,759	2,759	1,845	1,845	16,415	16,415	13,495	13,495
InterContinental Prague (c)	4,522	4,522	4,090	2,752	12,848	12,848	11,310	2,752
Marriott Hamburg (d)	1,461	131	1,324	459	4,250	342	3,890	476
Marriott London Grosvenor Square (a)	4,425	4,425	—	1,344	12,038	12,038	—	1,344
Paris Marriott Champs Elysees (d)	6,588	1,235	6,864	3,439	14,429	3,575	12,797	4,241
Hotel LeParc (a)	—	679	—	—	—	679	—	—

	$88,453	$61,380	$66,163	$51,374	$257,089	$199,310	$123,665	$126,884

Adjustments:
Impairment losses and other charges		$(7,358)		$—		$(45,074)		$—
Corporate expenses		(5,891)		(5,764)		(21,070)		(18,353)
Interest income		1,084		843		2,884		3,264
Loss on early extinguishment of debt		(10,660)		—		(15,139)		—
Gain on sale of minority interests in hotel properties		84,792		—		84,792		—
Equity in earnings of joint ventures		6,539		1,201		8,212		254
Other residential activity		(1,184)		—		(1,184)		—
Foreign currency exchange gain (loss)		125		158		(3,545)		129
Other income, net		468		852		251		3,559
Income from discontinued operations (excluding minority interest)		—		89,194		290		88,235
Depreciation and amortization—discontinued operations		—		—		—		2,535
Interest expense—discontinued operations		—		618		—		1,918
Income taxes—discontinued operations		—		(281)		—		(3,981)
Minority interest in consolidated affiliates		(225)		58		(828)		(731)
Adjustments from consolidated affiliates		(1,036)		(1,126)		(2,696)		(3,296)
Adjustments from unconsolidated affiliates		9,273		7,655		23,448		21,519
Other adjustments		(1)		1		(21)		(198)

EBITDA		$137,306		$144,783		$229,630		$221,738

(a)	We have included the results of hotels acquired in Property EBITDA above for our period of ownership.
(b)	On January 9, 2006 we closed the acquisition of a 45% joint venture ownership interest in SHC KSL Partners, LP, the existing owner of the Hotel del Coronado in Coronado, California. We account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(c)	On August 3, 2006, we purchased our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague. Prior to August 3, 2006 our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations.
(d)	We have leasehold interests in these properties. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2007

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended September 30, 2007			Nine Months Ended September 30, 2007
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$5,181	$—	$5,181	$11,595	$—	$11,595
Fairmont Scottsdale Princess	1,130	—	1,130	20,374	—	20,374
Four Seasons Mexico City	1,597	—	1,597	5,343	—	5,343
Four Seasons Washington, D.C.	1,212	—	1,212	7,160	—	7,160
Hyatt Regency LaJolla	3,091	—	3,091	8,978	—	8,978
InterContinental Chicago	7,921	(745)	7,176	18,558	(1,566)	16,992
InterContinental Miami	(58)	(290)	(348)	11,083	(1,129)	9,954
Westin St. Francis	7,844	—	7,844	20,081	—	20,081

Total Meetings & Business Hotels	27,918	(1,035)	26,883	103,172	(2,695)	100,477

Ocean Front Resorts:
Four Seasons Punta Mita Resort	2,759	—	2,759	16,415	—	16,415
Hotel del Coronado	19,597	(10,827)	8,770	41,700	(23,305)	18,395
Loews Santa Monica Beach Hotel	5,041	—	5,041	12,660	—	12,660
Ritz-Carlton Half Moon Bay	4,460	—	4,460	7,971	—	7,971
Ritz-Carlton Laguna Niguel	9,120	—	9,120	18,385	—	18,385

Total Ocean Front Resorts	40,977	(10,827)	30,150	97,131	(23,305)	73,826

European Hotels:
InterContinental Prague	4,522	—	4,522	12,848	—	12,848
Marriott Hamburg	1,461	(1,379)	82	4,250	(4,038)	212
Marriott London Grosvenor Square	4,425	—	4,425	12,038	—	12,038
Paris Marriott Champs Elysees	6,588	(6,511)	77	14,429	(14,252)	177
Hotel LeParc	—	679	679	—	679	679

Total European Hotels	16,996	(7,211)	9,785	43,565	(17,611)	25,954

Non-Core Assets:
Hyatt Regency New Orleans	—	(1,472)	(1,472)	—	(1,996)	(1,996)
Hyatt Regency Phoenix	322	—	322	8,078	—	8,078
Marriott Lincolnshire Resort	2,240	—	2,240	5,143	—	5,143

Total Non-Core Assets	2,562	(1,472)	1,090	13,221	(1,996)	11,225

	$88,453	$(20,545)	$67,908	$257,089	$(45,607)	$211,482

	Percent of QTD Comparable EBITDA	Percent of YTD Comparable EBITDA
Meetings & Business Hotels	40%	48%
Ocean Front Resorts	44%	35%
European Hotels	14%	12%
Non-Core Assets	2%	5%

Total	100%	100%

Supplemental Financial Information

September 30, 2007

2007 Guidance

(in millions, except per share data)

	Three Months Ended December 31, 2007		Year Ended December 31, 2007
	Low Range	High Range	Low Range	High Range
Operational Guidance
North American same store Total RevPAR growth	5.0%	6.0%	8.5%	9.5%
North American same store RevPAR growth	7.0%	8.0%	8.5%	9.5%

Total North American Total RevPAR growth	5.0%	6.0%	6.5%	7.5%
Total North American RevPAR growth	7.0%	8.0%	7.0%	8.0%

	Three Months Ended December 31, 2007		Year Ended December 31, 2007
	Low Range	High Range	Low Range	High Range
Comparable FFO Guidance
Net income available to common shareholders	$6.4	$9.4	$40.2	$43.1
Depreciation and amortization	24.5	24.5	102.9	102.9
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.7)	(4.7)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.4	0.4	1.4	1.4
Minority interests	0.2	0.2	(0.2)	(0.1)
Adjustments from consolidated affiliates	(1.5)	(1.5)	(3.0)	(3.0)
Adjustments from unconsolidated affiliates	1.5	1.5	6.9	6.9
Impairment losses and other charges	—	—	48.5	48.5
Loss on early extinguishment of debt	—	—	15.1	15.1
Gain on sale of minority interests	—	—	(84.8)	(84.8)

Comparable FFO	$30.4	$33.4	$122.3	$125.3

Comparable FFO per diluted share	$0.40	$0.44	$1.60	$1.64

	Three Months Ended December 31, 2007		Year Ended December 31, 2007
	Low Range	High Range	Low Range	High Range
Comparable EBITDA Guidance
Net income available to common shareholders	$6.4	$9.4	$40.2	$43.1
Depreciation and amortization	24.5	24.5	102.9	102.9
Interest expense	21.5	21.5	87.4	87.4
Income taxes	2.2	2.2	11.2	11.2
Minority interests	0.2	0.2	(0.2)	(0.1)
Adjustments from consolidated affiliates	(3.0)	(3.0)	(5.7)	(5.7)
Adjustments from unconsolidated affiliates	6.6	6.6	30.1	30.1
Preferred shareholder dividends	7.7	7.7	30.1	30.1
Impairment losses and other charges	—	—	48.7	48.7
Loss on early extinguishment of debt	—	—	15.1	15.1
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.7)	(4.7)
Gain on sale of minority interests	—	—	(84.8)	(84.8)

Comparable EBITDA	$65.0	$68.0	$270.3	$273.3